UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2024

MDB Capital Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-41751	87-4366624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14135 Midway Road, Suite G-150

Addison, TX 75001

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (945) 262-9010

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, representing Limited Liability Interests	MDBH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Contract.

On June 13, 2024, MDB Capital Holdings, LLC (“MDB”), funded a newly founded Nevada corporation, MDB Minnesota One, Inc (“Minnesota One”), that was formed for the purpose of entering into a patent and know-how license agreement (the “License Agreement”) with the Mayo Foundation for Medical Education and Research (“Mayo”). The objective of the License Agreement is for Minnesota One to develop a small molecule senescence platform. Under the terms of the License Agreement Minnesota One will pay an up-front license fee to Mayo of One Hundred Fifty Thousand Dollars ($150,000). To maintain its rights under the License Agreement, Minnesota One is subject to achieving certain developmental and funding milestones within designated time periods and to paying Mayo royalties on net sales of licensed products.

The founding ownership of Minnesota One had MDB owning 67% and Mayo owning 33% of the issued and outstanding common stock, as of the date of the License Agreement.

After the initial formation of Minnesota One and finalization and entry into the License Agreement between Mayo and Minnesota One, MDB entered into a Term Equity Purchase Agreement (“Purchase Agreement”) to provide capital for operations of Minnesota One in exchange for the issuance of shares of common stock of Minnesota One to MDB. Under the terms of the Purchase Agreement, MDB may invest up to $5,000,000 over 5 years time into Minnesota One in amounts and increments tied to business needs. The terms of an ancillary agreement to the License Agreement provides Mayo with a right of participation in future financings of Minnesota One.

MDB intends to develop the business of Minnesota One and will rename the company once the business strategy is fully formulated. MDB plans to fund and grow Minnesota One similarly to its approach with other university licensed technologies, aiming ultimately to list Minnesota One on a national exchange to aid in commercialization and funding efforts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2024	MDB Capital Holdings, LLC

	By	/s/ Christopher Marlett
Christopher Marlett
Chief Executive Officer